UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2024

XTANT MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34951	20-5313323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

(406) 388-0480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000001 per share	XTNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Xtant Medical Holdings, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”) on July 23, 2024. As of the close of business on May 28, 2024, the record date for the Annual Meeting, there were 130,268,590 shares of the Company’s common stock, par value $0.000001 per share (the “Common Stock”), outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock was entitled to one vote. Stockholders holding an aggregate of 105,850,527 shares of Common Stock entitled to vote at the Annual Meeting, representing 81.25% of the outstanding shares of Common Stock as of the record date, and which constituted a quorum thereof, were present in person or represented by proxy at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on June 10, 2024 (the “2024 Proxy Statement”).

The final results of such stockholder voting on each proposal brought before the Annual Meeting are set forth below:

Proposal One -	The six nominees proposed by the Company’s Board of Directors were elected to serve as directors until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified by the following final voting results:

	Votes For	Votes Withheld	Broker Non-Votes
John Bakewell	90,718,742	1,754,613	13,377,172
Jonn Beeson	90,660,062	1,813,293	13,377,172
Sean E. Browne	92,381,243	92,112	13,377,172
Robert McNamara	91,087,319	1,386,036	13,377,172
Lori Mitchell-Keller	91,087,511	1,385,844	13,377,172
Stavros Vizirgianakis	92,076,268	397,087	13,377,172

Proposal Two -	The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2024 by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
105,696,806	15,794	137,927	0

Proposal Three -	The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s executive officers named in the 2024 Proxy Statement by the following final voting results:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
90,807,497	1,388,264	277,594	13,377,172

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTANT MEDICAL HOLDINGS, INC.

By:	/s/ Scott Neils
Scott Neils
Chief Financial Officer

Date: July 24, 2024